Exhibit 99.1

Investor Day – October 2019

F o r w a r d L o o k i n g S t a t e m e n t s a n d N o n - G A A P M e a s u r e s In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes and risks related to Ashford Inc.’s ability to complete the acquisition of Remington’s hotel management business on the proposed terms. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital and the company’s investment in Ashford Inc. to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Additional Information and Where to Find It In connection with Ashford Inc.’s acquisition of Remington Holdings, L.P.’s hotel management business, Ashford Inc. has filed a definitive proxy statement and Ashford Nevada Holding Corp. (a subsidiary of Ashford Inc., to be renamed Ashford Inc. at the closing of the transaction) has filed a Registration Statement on Form S-4 (Registration No. 333-232736), which includes a joint proxy statement/prospectus. Additionally, Ashford Hospitality Trust, Inc. and Ashford Inc. file annual, quarterly and current reports, proxy and information statements and other information with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF ASHFORD HOSPITALITY TRUST, INC. AND ASHFORD INC. ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ASHFORD INC. WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ASHFORD INC. AND THE TRANSACTION. The proxy/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ashford Inc. with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission at Ashford Hospitality Trust, Inc.’s website, https://www.ahtreit.com and Ashford Inc.’s website, www.ashfordinc.com, under the “Investors” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600. 2

Ashford Hospitality Trust A d v a n t a g e s INVESTMENT FOCUS Portfolio consists of mainly upper upscale full-service hotels Provide an integrated value-add approach to optimize operating performance and maximize shareholder returns ASSET MANAGEMENT Widespread initiatives enhance operational performance AFFILIATE COMPANIES Provide competitive advantage to maximize value of our hotels CAPITAL IMPLEMENTATION Financial expertise proven over multiple cycles 3

Overview

Portfolio

High Quality


W Atlanta Downtown
Atlanta, GA


Marriott Beverly Hills
Beverly Hills, CA


La Concha
Key West, FL


Le Pavillon
New Orleans, LA


One Ocean
Jacksonville, FL


Le Meridien Minneapolis
Minneapolis, MN


W Minneapolis
Minneapolis, MN


The Silversmith
Chicago, IL


Hyatt Coral Gables
Coral Gables, FL


The Churchill
Washington, D.C.


Renaissance Nashville
Nashville, TN


Hyatt Savannah
Savannah, GA

5

Portfolio Overview K e y M e t r i c s 118 H O T E L S (1) 25,044 H O T E L R O O M S (1) 30 S T A T E S (1) $127 R e v P A R (1) $6.1B G R O S S A S S E T S (1) Portfolio by Hotel EBITDA(1) UPPER 5% 3% 5% 7% SCALE HILTON MARRIOTT REMINGTON FULL-SERVICE UPPER UPSCALE 6 (1) Pro forma TTM as of June 30, 2019 excludes WorldQuest and recently sold assets: Marriott San Antonio, Courtyard Savannah, and Hilton Garden Inn Wisconsin Dells IHG 2% HYATT 4% INDEPENDENT 6% HOTEL BRAND HYATTINTERSTATE <1% 3% HILTON PROPERTY MANAGER 31% MARRIOTT SELECT-SERVICE 28% SERVICE TYPE LUXURY MIDSCALE INDEPENDENT CHAIN 27% UPSCALE 32%56% 58% 72% 60%

Geographically Diverse 3% SMALL METRO P o r t f o l i o L o c a t i o n RESORT 7% <1% Portfolio by Hotel EBITDA (1)(2) INTERSTATE AIRPORT 16% LOCATION TYPE 35% URBAN 39% SUBURBAN OTHER 10% TOP 50 17% Top 10 Markets 2019 Q2 TTM % of Total Washington, D.C. San Francisco/Oakland, CA New York/New Jersey Los Angeles, CA Nashv ille, TN Atlanta, GA Boston, M A Dallas Fort-Worth, TX Austin, TX M inneapolis/St. Paul, M N Other Areas $46,999 $42,104 $37,972 $32,534 $29,358 $28,016 $26,898 $26,317 $12,910 $11,464 $180,617 9.9% 8.9% 8.0% 6.8% 6.2% 5.9% 5.7% 5.5% 2.7% 2.4% 38.0% MSA’s TOP 25 73% Total $475,190 100% (1) TTM as of June 30, 2019, excludes WorldQuest, and recently sold assets: Marriott San Antonio, Courtyard Savannah, and Hilton Garden Inn Wisconsin Dells (2) In thousands 7

Transaction Opportunity

Strategic Rationale



16%
$6.6B
FULL-SERVICE (LUXURY)
51%
$21.3B
FULL-SERVICE (NON-LUXURY)
DEAL FLOW(1)
33%
$13.8B
LIMITED-SERVICE

Value-Add Opportunity

~41%

Of total upper upscale rooms are franchised[2]

Attractive Yield

~6.5% - 8.5%

Estimated upper upscale cap rates

(1) 2018 hotel transactions from Real Capital Analytics
(2) Source: STR. Estimate based upon MAR, HLT, H, and IHG branded rooms

8

Portfolio Benefits C o m p a r a t i v e S e g m e n t s Average Price per Room: Select-Service vs Full-Service $400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 4% OTHER F&B $50,000 ~ 2% ALL OTHER REVENUE 6% BEVERAGE $-5% OTHER DEPARTMENTS Full-Service Select-Service Source: STR SELECT-SERVICE(1) FULL-SERVICE(1) 19% FOOD 98% ROOM REVENUE 9 66% ROOM REVENUE (1) Typical estimated select-service and full-service hotel revenue 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Full-Service: 72% of TTM EBITDA • More revenue generators • More variable costs to control • Attractive RevPAR/yield balance • Asset repositioning • Asset appreciation Select-Service: 28% of TTM EBITDA • Operational efficiency • Less CapEx per key • High operating margins • Higher initial yield • Value consistency

Enhance Operational Performance

Asset Management Initiatives

Capital Expenditures[1]

- ~75% of portfolio
- ~ $1.0 billion in CapEx

Value Enhancing Initiatives

- Ancillary income
- Cost controls
- Rebranding
- Room additions
- Affiliate businesses
- Price/repositioning mix

(1) Number of hotels as reported under renovation each quarter since 2014


LA POSADA

10

C a p i t a l I m p r o v e m e n t s C o n t r i b u t e t o G r o w t h Hotel CapEx Invested $250,000 16.0% $225,000 15.0% $200,000 $175,000 14.0% $150,000 $125,000 13.0% $100,000 12.0% $75,000 $50,000 11.0% $25,000 $-10.0% 2013 2014 2015 2016 2017 2018 2019 Q2 YTD Capex As % of Revenue 11 Thousands Strategic capital improvements position hotels for outperformance $221,960 15.4% 15.1%$204,040 $207,325 14.5% $81,541 $175,159 13.7% $120,105 13.1% $96,285 10.2% 10.5%

Renovated Portfolio C o m p a r i s o n t o P e e r s 16.0% 14.0% 12.0% 10.0% verage = 9.5% 8.0% 7% 6.0% 4.0% 2.0% 0.0% AHT SHO DRH PEB BHR HT INN CLDT RLJ XHR HST PK APLE 12 Source: company filings CapEx as % of Revenue (3-Yr Average) 14.5% 12.9% 12.1%12.1% 11.4% 10.6% 9.3%9.2%Peer a 8.7%8.5% 7.7% 7.3% 5.

Competitive Advantages

Affiliate Companies & Corporate Structure

Affiliate Companies

To drive performance, guest satisfaction, and revenue

openkey	Mobile interface for guest check-in and room access
JSAV	Audiovisual services for banquets, meetings, and events
Pure wellness	Hypoallergenic room accommodations
LISMORE CAPITAL	Debt placement services
	Project management services
R	Hotel management services[1]

Result

Operational Improvements

- Data insight & guest satisfaction
- Higher group spend & guest satisfaction
- Higher ADR
- Competitively priced debt capital
- Exceptional implementation of CapEx plans
- Maximize hotel operating performance

Corporate Structure

- **Fee structure to incentivize performance**
- **Mutual benefits (ERFP)**
- **Complementary businesses**

(1) On June 3, 2019, Ashford Inc. announced its acquisition of Remington Holdings, L.P.'s hotel management business. Investors and security holders should refer to Ashford Inc.'s Form 8-K dated May 31, 2019, and definitive proxy statement filed September 23, 2019 for more information. The acquisition is subject to customary closing conditions, as described in Ashford Inc.'s Form 8-K dated May 31, 2019


Hilton
Hilton

13

Disciplined Capital Management T r a c k R e c o r d COMMON SHARE BUYBACKS ~50% SHARES OUTSTANDING 73.6M SHARES $1,400 $1,200 $1,000 5% W ON $800 $600 $400 $200 $10 $11 $81 $0 2003 2004 2005 2006 2007 2008 2009 2010 2011 20122013 2014 2015 2016 2017 2018 2019 14 Common Raises Common Buybacks Preferred Raises Preferred Buybacks / Redemptions (1) Past results may not be indicative of future performance Millions Financial Crisis PREFERRED EQUITY ACTIVITY 20162017 0%7.4%8.5%7. NEWOLDNE ONCOUPONCOUPONCOUP $200 $400 $574 $16 $218 $116 $305 $275 $73 $230 $65 $218 $76 $112 $170 $52 $17 $147 $97 $45 $112 $90 $89 $72 $68 9. OLD COUP •Lodging cycles require capital markets expertise •Analyze correlations and research alternatives •Capitalize on advantageous pricing situations •Track record of enhancing shareholder returns(1)

Management Team

Proven Experience



Jeremy Welter
Chief Operating Officer

- 14 years of hospitality experience
- 9 years with Ashford (5 years with predecessor)
- 5 years with Stephens Investment Bank
- Oklahoma State University, BS



Deric Eubanks
Chief Financial Officer

- 19 years of hospitality experience
- 16 years with Ashford
- 3 years with ClubCorp
- CFA Charterholder
- Southern Methodist University, BBA



Douglas Kessler
Chief Executive Officer/President

- 36 years of real estate & hospitality experience
- 16 years with Ashford
- 10 years with Goldman Sachs
- 5 years with Trammell Crow
- Stanford University, BA
- Stanford University, MBA



J. Robison Hays
Chief Strategy Officer

- 14 years of hospitality experience
- 14 years with Ashford
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch
- Princeton University, AB



Robert Haiman
EVP, General Counsel

- 15 years of hospitality experience
- 1 year with Ashford (14 years with Ashford predecessor)
- Amherst College, BA
- Duke University, JD

- **Skilled in hospitality**
- **Capable of complex analysis**
- **Disciplined strategy execution**
- **Motivated by insider ownership**

15

20% 18% 16% 14% 12% 10% 8% 6% 4% 1.7% 1.6% 1.3% 2% 1.1% 1.0% 0.9% 0.5% 0% (1) (1) AHT BHR HT APLE Peer Avg. CLDT INN RLJ XHR PEB HST SHO DRH PK Aligned Management Team(2) More insider ownership vs. Total Dollar Value of insider Peer Avg. includes: BHR, HT, APLE, CLDT, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: latest proxy, SNL (1) (2) (3) Includes direct interests and interests of related parties Based on insider ownership Assumed stock price as of September 25, 2019 16 #14.6x$70M peer averageownership(3) 17.3% 14.2% 10.6% 6.5% 3.8%3.6% 2.3% I n s i d e rO w n e r s h i p “ T h i n ka n dA c tL i k eO w n e r s ”

Transactions

Hilton

Enhanced Return Funding Program

Maximize Value

Structure

- $50M ERFP commitment from Ashford Inc.
- 2 year term
- 10% of purchase price
- Funding comes in form of purchased FF&E
- Potential to upsize to $100M by mutual agreement

Goals

- Enhance overall shareholder returns
- Apply towards $500M new acquisitions
- Target increased underwritten IRRs to exceed 20%[1]
- Target reductions in required equity[2]
- Provides AHT with bidding advantage

Purchased $406M of assets benefiting from ERFP[3]

(1) Assumes equity, property debt, corporate preferred and ERFP contribution at end of year 1. No assurance can be made that targeted underwritten leveraged IRR will be met
(2) Assuming 10% ERFP Commitment funded immediately at acquisition, which may not occur. ERFP for any particular acquisition may occur up to two years following the date of acquisitions, if at all
(3) $29.2 million of ERFP funded as of June 30, 2019

18

A c q u i s i t i o n s U s i n g E R F P (1) “ M a k i n g G o o d D e a l s G r e a t ” Hilton Alexandria L a P o s a d a d e Embassy Suites M a n h a t t a n Hilton Santa Cruz O l d T o w n Santa Fe S c o t t s V a l l e y • Attractive RevPAR/yield combination High margins Hilton Mgmt. – convertible to franchise • Favorable RevPAR/yield combination Significant operational synergies Only Marriott full-service product • Excellent Midtown Manhattan location Recently opened; no near term CapEx Only Embassy Suites in Manhattan • Supply constrained market Operational upside Leisure driven resort market • • • • • • • • (1) (2) No assurance can be made that any company transaction or investment in the company will be profitable or achieve the desired returns Underwritten leveraged neutral IRR, assumes various levels of property level debt and/or corporate preferred, estimated cash flow and terminal value over a 5 year holding period, closing costs, and ERFP funding at the end of year 1 - all of which may vary in amount or timing resulting in possibly better or worse returns. For purposes of calculating per key value, ERFP funding is assumed to have occurred at acquisition As of May 30 2018; August 30, 2018; June 30, 2018 from left to right T3 RevPAR as of December 31, 2018 From Comparable Portfolio RevPAR (i.e. $125 as of December 31, 2018) Projected stabilization in Yr. 3 19 (3) (4) (5) (6) Acquisition Price $195M ERFP Commitment $19.5M Price Per Key(2) $566k T3 RevPAR(4) $254 vs AHT RevPAR(5) +$129 Stabilized NOI Cap Rate(1)(6) 8.0% Leveraged IRR(2) 23.0% Acquisition Price $50M ERFP Commitment $5.0M Price Per Key(2) $253k TTM RevPAR(3) $149 vs AHT RevPAR(5) +$24 FTM NOI Cap Rate(1) 8.5% Leveraged IRR(2) 23.5% Acquisition Price $111M ERFP Commitment $11.1M Price Per Key(2) $396k TTM RevPAR(3) $161 vs AHT RevPAR(5) +$36 TTM NOI Cap Rate(1) 8.3% Leveraged IRR(2) 29.5% Acquisition Price $50M ERFP Commitment $5.0M Price Per Key(2) $287k TTM RevPAR(3) $155 vs AHT RevPAR(5) +$30 FTM NOI Cap Rate(1) 7.3% Leveraged IRR(2) 28.1%

Capital Recycling D i s c i p l i n e d A s s e t R o t a t i o n (1) (2) (3) (4) At time of sale Based on expected CapEx to be invested by buyers As of June 30, 2019 Cap rate assumes ERFP funding and includes trailing 12 months, and stabilized cap rates 20 • Higher RevPAR • Lower CapEx • Higher yields • Stronger markets • Low RevPAR • High CapEx • Low yields • Weak markets Assets Bought Since 2016 Acquisitions: $406.0M Higher RevPAR: $178 TTM RevPAR(3) Cap Rate: 7.9%(4) 4Full-Service Assets Sold Since 2016 Sales Proceeds: $438.4M Lower RevPAR: $83 TTM RevPAR(1) Cap Rate: 6.6%(2) 15 Select-Service 4Full-Service

EMBASSY SUITES

Capital Access

Opportunity for Growth

Rationale

- Access lower cost alternative capital
- Maintain transaction pipeline

Benefits

- Promoted structure
- Diversification
- Accretive growth
- ROFOs
- Exit strategy optionality


Investor
Institutional
Private Equity
Family Office
Incentive Fees
5%-20% (GP)
80%-95% (LP)
Joint Venture
Asset
Portfolio
Fund

21

Asset Management Initiatives

A s s e t M a n a g e m e n t w O v e r v i e 3 3 3 Team Breakdown 10 4 5 23 Analytics Capital Management Risk/Property Tax Asset Managers Legal Revenue Optimization

P o r t f o l i o P e r f o r m a n c e E B I T D A G r o w t h Outperformed Our Peers Nearly 5 Out of the Last 6 Years 4.3%(1) Year YTD 2019(2) Peers 1.3% AHT 1.6% AHT CAGR 2018 1.6% -2.6% 2017 -0.4% 1.0% 3.9%(1) 2016 3.2% 4.5% Peers CAGR 2015 6.2% 9.0% 2014 11.6% 13.3% (1)Assumes 2019 YTD results finalize as YE results (2)YTD through June 2019 Peer group: CHSP, DRH, INN, RLJ, SHO, HST, and HT 24 Cumulative Outperformance: 350bps(1)

R e n a i s s a n c e N a s h v i l l e C a s e S t u d y – L o n g T e r m G r o w t h $29 $200 $180 $24 $160 $19 $140 $14 $120 $9 $100 TTM(2) 2019 2011(1) 2010 2012 2013 2014 2015 2016 2017 2018 STRATEGY IMPLEMENTED (1) (2) (3) Acquired hotel March 2011 TTM July 2019 Growth since YE 2010 25 RevPAR Millions Acquisition •Eliminated low-rated market segments as demand grew •Comprehensive meeting space renovation •Extensive public space renovation with reconceptualized restaurant and new 24-hour market •Ranked Top-10 Meeting Hotel 2019 in the United States by Cvent +97.9%(3) RevPAR Growth +207.4%(3) EBITDA Growth EBITDA RevPAR Renovation

R e n a i s s a n c e N a s h v i l l e C a s e S t u d y – S t r a t e g y S h i f t 26 + $ 6 . 8 M 2019 + $ 7 0 2 K 2022 C u m u l a t i v eC a t e r i n gP a c e : + $ 1 1 . 2 M + $ 5 1 1 K 2021 + $ 3 . 2 M 2020 Catering Pace + $ 5 . 7 M 2019 + $ 4 . 1 M 2022 C u m u l a t i v eG r o u pP a c e : + $ 1 6 . 1 M + $ 2 . 7 M 2021 + $ 3 . 6 M 2020 Group Pace MARKET POSITIONING •Strategy to group up and shift from city-wide to self-contained (more F&B) •Move from 21% to 25% weekend group 9 % Next 12 Months 6% Last 12 Months Supply Challenges

E m b a s s yS u i t e s Wa l n u t C r e e k C a s e S t u d y – R e p o s i t i o n i n g STRATEGY IMPLEMENTED $7.3 24% $7.1 22% $6.9 $6.7 20% $6.5 18% $6.3 16% $6.1 14% $5.9 12% $5.7 $5.5 10% TTM Feb 2015 TTM Feb 2016 TTM Feb 2017 TTM Feb 2018 TTM Feb 2019 27 (1) February 2015 through February 2019 Cum. RevPAR % Change Millions Renovation Gross Operating Profit Cumulative RevPAR % Change +5.3%(1) RevPAR CAGR +22.3%(1) GOP Growth •Increased premium room inventory •Improved public space and meeting rooms •Repositioned bar and restaurant to activate lobby •Expanded/enhanced retail market

E m b a s s y S u i t e s S a n t a C l a r a C a s e S t u d y – R e n o v a t i o n $10.5 Performance Comparison $10.0 Index(1) RevPAR $9.5 $9.0 111.9 118.8 $8.5 (1)(2) Value Added $8.0 +$21.9M $7.5 TTM April 2017 TTM April 2018 TTM April 2019 (1) Comparing TTM April 2019 to TTM April 2017 (2) Assumed 7.0% cap rate 28 Millions Renovation Hotel EBITDA $ 1 0 . 6 M Invested in guestrooms, fitness center, and back of house

E m b a s s y S u i t e s M a n h a t t a n T i m e s S q u a r e C a s e S t u d y – A c q u i s i t i o n 92 90 88 86 84 82 80 78 76 74 29 STRATEGY IMPLEMENTED •Remixed low-rated government business to retail through a revised pricing structure •Grew corporate transient production by 53% •2020 group pace is up 18% to 2019 Actual – TTM RevPAR Index Property Forecast – TTM RevPAR Index TTM Feb 2020 Underwriting J a n u a r y2 0 1 8 Hotel Opened Successful Ramping of a New Build

R i t z - C a r l t o n A t l a n t a C a s e S t u d y – R e n o v a t i o n $200 $190 $180 $170 $160 $150 $140 $130 $120 $110 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 2011(1) 2012 TTM (2) 2019 2010 2013 2014 2015 2016 2017 2018 STRATEGY IMPLEMENTED (1) (2) (3) (4) Acquired hotel March 2011 TTM July 2019 Growth since YE 2010 YTD July 2019 30 RevPAR Millions Acquisition •Focus on upselling suites and Ritz-Carlton Club rooms •Guest satisfaction up 7.5% YTD compared to last year •Targeted luxury consortia, gaining ~$300k YTD in revenue(4) +75.5% RevPAR Growth(3) +539.7% EBITDA Growth(3) $17.0M Guestroom Renovation Renovation EBITDA RevPAR

M a r r i o t t F r e m o n t C a s e S t u d y – D e m a n d S t r a t e g y Improved group sales led to • $24.0 $19.0 $14.0 $9.0 $4.0 2014 2015 2016 2017 Revenue 2018 EBITDA 31 Millions STRATEGY IMPLEMENTED Group ADR CAGR of 10.4% over highlighted period •Increased premium room inventory •Special corporate strategy drove midweek ADR •$19.9M guestroom & M-Club renovation scheduled for 2020 •Reduced staffing and expense controls 26.9% Revenue Growth 95.5% EBITDA Growth

La Posada de Santa Fe

Case Study – Acquisition

Strategy Implemented

- Eliminated unnecessary positions, saving ~$350K annually
- Created a new strategy for Group pricing
- Removed OTA promotions that were not producing an ROI

7.6%[(1)] Occupancy	5.5%[(1)] ADR
13.5%[(1)] RevPAR	32.9%[(1)] EBITDA

Estimated Asset Value Added: $11.6M[(1)(2)] or 23.1% since Acquisition



(1) TTM July 2018 vs. TTM July 2019
(2) Assumed 7.5% cap rate

32

La Concha – Autograph Rebrand

Opportunity – Rebranding

Strategic Rebrand from Crowne Plaza to Autograph

Incremental CapEx: $7.8M(1)

Unleveraged IRR: 19.1%(1)

Incremental Value Added: $16.4M or 15.4%(1)

MARKET

- Marriott has interest to increase brand presence, resulting in key money
- Opportunity to improve demand and RevPAR
- Strengthens positon in high RevPAR market with high barriers to entry

Marriott in Top-25 Markets: 37%(2)

Marriott in Key West: 21%(2)

(1) Assumed 6.0% cap rate
(2) Upper Upscale and Luxury chain scales by room count. Source: STR



33

M a r r i o t t C r y s t a l G a t e w a y C a s e S t u d y – S a l e s S t r a t e g y $415,831 $400,000 $100,000 As of August 2019 $1.8M Increase -$200,000 -$500,000 -$800,000 -$1,100,000 -$1,400,000 $1,386,804 STRATEGY IMPLEMENTED 34 +$1.4M 2021 Group Pace +$1.3M 2020 Group Pace •Ashford added sales resources: •Dedicated national sales specialist •Meeting space optimizer •Updated hotel imagery and created new marketing collateral •First in region to use Business Evaluation Express •Implemented Q9 platform to drive conversion As of October 2018 2019 Group Pace Turnaround

Portfolio Tax Savings

Case Study – Property Tax

Implemented aggressive and focused strategy to minimize property tax burden

$3.7M	$5.5M	$3.1M	$3.4M	$3.7M
2015[(1)]	2016[(1)]	2017[(1)]	2018[(1)]	YTD 2019[(1)(2)]

Total Taxes Saved: $19.4M

(1) Savings based on tax assessment
(2) YTD July 2019



35

J S A V M a n a g e d A u d i o v i s u a l C a s e S t u d y – P e r f o r m a n c e TTM August Increase (1)Weighted by revenue and/or length of time since transition 36 36 Note: Synthetic data for illustrative purposes PropertyRevenueGroup Nights Rev/Grp Night Marriott Crystal Gateway 24.1% -8.4% Renaissance Nashville 90.6% 18.7% Hyatt Coral Gables 32.7% -6.5% All Other Trust Assets 6.4% 1.4% 35.5% 60.6% 41.9% 4.9% Weighted Average(1): 25.6%2.5% 22.6% JSAV managed audiovisual revenue has increased $2.7M since transition JSAV managed audiovisual Revenue/Group Room Night has increased 22.6%

A s s e t M a n a g e m e n t A m a z o n I m p a c t 500 ft. $17 $16 $15 $14 $13 $12 $11 2012 2013 2014 2015 TTM June 2016 37 Millions Courtyard Crystal City /Reagan National Airport 272 keys (0.6 Miles) Color Key: Ashford Hotels Amazon Dev. Sites Marriott Crystal Gateway 701 keys (0.1 Miles) Embassy Suites Crystal City 269 keys (0.2 Miles) Subject Property Near Amazon Tower I POTENTIAL •Amazon has agreed to lease or develop 5 sites in Crystal City •Ashford has 3 hotels in Crystal City, collectively represent 5% of portfolio EBITDA (D.C. market represents 10%) IMPACT •Seattle approved the Amazon campus in 2012 •Total revenue increased 49% at Subject Property between 2012 and June 2016 Amazon in Crystal City Amazon Seattle Impact

A s s e t M a n a g e m e n t P e r f o r m a n c e Best in Class Asset Management Team Partners out of the last 5 years (1) (2) Peer group: CHSP, DRH, INN, RLJ, SHO, HST, and HT Please refer to footnote 1 on slide 13 for important information on the acquisition of Remington L.P.’s hotel management busi ness 38 (2) Grew RevPAR Index 4 Outperformed our peers EBITDA Margin 6 out of the last 6 years(1) Best in Class Industry Subject Experts Project Alpha

Balance Sheet

Leverage S i m i l a r L e v e r a g e S i n c e I P O Net Debt to Adj. EBITDA 14.0x 12.0x 10.5x 10.0x Average = 9.1x 8.0x 6.0x 4.0x 2.0x 0.0x 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 TTM 40 12.5x 10.6x10.7x 11.2x 8.7x9.0x8.9x9.4x 7.3x7.9x7.5x 7.9x8.0x 7.1x7.6x •Leverage enhances returns •Non-recourse debt limits risk •Floating-rate hedges cash flow •Refinance frequently to capitalize on pricing & proceeds

D e b t M a t u r i t y S c h e d u l e (1) (2) W e l l - L a d d e r e d through 2023 $4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2019 2020 2021 2022 2023 Thereafter Fixed-Rate Floating-Rate (1) As of June 30, 2019. Assumes extension options are exercised. Certain loans may require the company to partially pay down loan balances in order to exercise extensions (2) Pro Forma for recent asset sales: Marriott San Antonio, Courtyard Savannah, and Hilton Garden Inn Wisconsin Dells 41 Millions 91.2% Floating rate debt 8.8% Fixed rate debt 5.65% Total Portfolio Weighed Average Rate $3,328.5 $223.0 $98.5 $219.5 $92.5 $113.1 $52.3 Only 14% of debt maturing •Predominantly floating rate •Attractive maturity schedule •All non-recourse

R e c e n t R e f i n a n c i n g s V a l u e E n h a n c e m e n t S t r a t e g i c R a t i o n a l e Proactively taking advantage of capital markets Refinanced assets at lower spreads Pushed out maturities Increased flexibility 42 5.3 years Current weighted average maturity 73% Refinanced 86 out of our 118 hotels in the past 2 years $3.4B Refinanced 82% of our debt in the past 2 years

C a s h S t r a t e T a r g e t g i c F i n a n c i a l C r i s i s C u r r e n t C y c l e growth and maintain hedge against an C u r r e n t C y c l e F i n a n c i a l C r i s i s $1,400 80% 70% $1,200 60% $1,000 50% $800 40% $600 28% 30% 28% 28% 24% 24% 23% $400 20% 10% $200 10% $0 0% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q2 Avg Cash Avg Equity Market Cap Cash / Equity Market Cap(1) (1) Based on public filings; adjusted for unconsolidated Highland JV from 2011 - 2014 Source: Bloomberg 43 Cash/Avg. Equity Market Cap Millions 75% 9% 47% 44% 22 40% 40% % 9% Flexibility to execute opportunistic economic downturn Bought back ~50% of outstanding common shares for ~$240M

Net Working Capital V a l u a t i o n D i s c o n n e c t C a p i t a l (1)(2) $237.0 163.0 14.3 65.8 33.0 N e t W o r k i n g Cash & Cash Equiv alents Restricted Cash I nv estment in Securities Accounts Receiv able, net Prepaid Expenses Due from Third Party Hotel M anagers M arket Value of Ashford, I nc. I nv estment(2) Total Current Assets 16.1 12.1 $541.3 Accounts Payable, net & Accrued Expenses Div idends Payable Due to affiliates, net Total Current Liabilities $157.3 20.4 3.9 $181.6 Net Working Capital $359.7 (1) (2) (3) (4) (5) (6) As of June 30, 2019, in millions except per share data As of September 25, 2019 Includes Investment in Ashford Inc. at market value as of September 25, 2019 Net Working Capital divided by common shares and units outstanding Net Working Capital divided by the Equity Market Capitalization as of September 25, 2019 Most recent annualized dividend per share divided by TTM AFFO per share 44 20% AFFO Payout Ratio(1)(6) 7.4% Dividend Yield(2) 89% NWC to Market Cap(1)(3)(5) $2.90 NWC Per Share(1)(3)(4)

Reasons to Own AHT

Valuation P e e r C o m p a r i s o n 12.5x 12.0x 11.5x 11.0x 10.5x 10.0x 9.5x 9.0x 12.2x 12.2x 11.4x 11.3x HST CLDT AHT SHO RLJ Peer Avg HT DRH INN $325.2 $350 $300 $250 $200 $150 $100 $50 $0 $309.6 $296.4 $276.3 $192.6 $193.4 $189.7 RLJ AHT CLDT INN Peer Avg HT HST DRH SHO 14.0x 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x 8.5x AHT HT RLJ INN Peer Avg HST CLDT DRH SHO 46 Note: balance sheet data as of June 30, 2019; stock price as of September 25, 2019. Based on consensus estimates provided by SNL Not adjusted for JV interest Source: SNL, Bloomberg, company filings 12.4x 9.4x9.6x9.6x10.1x10.2x 7.0x 2.7x Price/2020E AFFO/Share Multiple $257.3 $210.5 TEV/Key 11.7x 11.1x11.1x11.1x 10.5x TEV/2020E EBITDA Multiple

A s h f o r d R H o s p i t a l i t y T r u s t e a s o n s t o O w n Drive Performance 47 Affiliates & Alignment • Maximize Value • Think and Act Like Owners Value Opportunity • High % Net Working Capital to Market Cap • Trading Disparity Compared to Peers Leveraged Returns with Downside Protection • Enhances Returns to Equity • Non-recourse • Floating Rate Diversified Portfolio Offers Value Appreciation & Stability • Select and Full-Service Hotels • Broad Market Exposure • Recent Renovations Position for Growth

APPENDIX

R e c o n c i l i a t i o n o f N e t I n c o m e ( L o s s ) t o E B I T D A (1) C o m p a r a b l e H o t e l (In thousands) 2019 2nd Quarter 2019 1st Quarter 2018 4th Quarter 2018 3rd Quarter June 30, 2019 TTM Net income (loss) Non-property adjustments Interest income Interest expense Amortization of loan costs Depreciation and amortization Income tax expense (benefit) Non-hotel EBITDA ow nership expense noncontrolling interest Non-comparable adjustments Comparable hotel EBITDA $ 63,002 6,205 (76) 5,165 440 67,303 63 3,225 $ 38,235 (268) (76) 4,423 424 66,987 43 2,141 $ 10,820 20,730 (90) 2,355 210 65,737 109 2,678 $ 42,925 (17) (73) 2,096 149 64,745 14 1,550 $ 154,982 26,650 (315) 14,039 1,223 264,772 229 9,594 145,327 6 111,909 284 102,549 4,222 111,389 5,476 471,174 9,988 $ 145,333 $ 112,193 $ 106,771 $ 116,865 $ 481,162 (1) Includes the recent sold assets

Investor Day - October 2019